UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 28, 2005
INDYMAC BANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-08972	95-3983415
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
155 North Lake Avenue, Pasadena, California 91101-7211
(Address of Principal Executive Office)
Registrant’s telephone number, including area code: (800) 669-2300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.
     On July 28, 2005, IndyMac Bancorp, Inc., a Delaware corporation (the “Company”), issued an earnings press release announcing its results of operations and financial condition for the quarter ended June 30, 2005. A copy of the Company’s press release is furnished as Exhibit 99.1 hereto.
     On July 28, 2005, the Company will host a live webcast presentation in connection with its quarterly release of earnings. A copy of the Company’s webcast presentation is furnished as Exhibit 99.2 hereto.

Item 9.01.	Financial Statements and Exhibits

EXHIBIT
NUMBER	DESCRIPTION
99.1	Press release of IndyMac Bancorp, Inc., dated July 28, 2005.

99.2	Press release of IndyMac Bancorp, Inc., webcast presentation dated July 28, 2005.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDYMAC BANCORP, INC.
Date: July 28, 2005	By:	/s/ Scott Keys
Scott Keys
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION
99.1	Press release of IndyMac Bancorp, Inc., dated July 28, 2005.

99.2	Press release of IndyMac Bancorp, Inc., webcast presentation dated July 28, 2005.